TRADE AND AMOUNTS RECEIVABLE (Details) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
TRADE AND AMOUNTS RECEIVABLE (Details)
Trade Accounts Receivable	$ 5,428	$ 5,565
Allowance For Expected Credit Losses	(1,679)	(1,252)
Hst Receivable	411	259
Other Receivables	932	752
Total	$ 5,092	$ 5,324